UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 10, 2025

Date of Report (Date of earliest event reported)

Blueport Acquisition Ltd

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands		N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

366 Madison Ave 3rd Floor New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 829-8937

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value of $0.0001 per share	BPAC	The Nasdaq Stock Market LLC
Rights, each entitling the holder to receive one-sixth (1/6) of one Class A Ordinary Share	BPACR	The Nasdaq Stock Market LLC
Units, each consisting of one Class A Ordinary Share and one Right to receive one-sixth (1/6) of one Class A Ordinary Share	BPACU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 10, 2025, the registration statement (File No. 333-288356), as amended (the “Registration Statement”), relating to the initial public offering (“IPO”) of Blueport Acquisition Ltd  (the “Company”) became effective pursuant to Section 8(a) of the Securities Act of 1933, as amended. On November 11, 2025, the Company priced the IPO. In connection therewith, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	Underwriting Agreement, dated November 11, 2025, by and between the Company and A.G.P./ Alliance Global Partners, as representative of the underwriters, a copy of which is attached as Exhibit 1.1 and incorporated herein by reference;

●	Rights Agreement, dated as of November 11, 2025, by and between the Company and VStock Transfer, LLC, as rights agent; a copy of which is attached as Exhibit 4.1 and incorporated herein by reference

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●	Letter Agreement, dated November 11, 2025, by and among the Company, and Blueport Acquisition Corporation (the “Sponsor”), a copy of which is attached as Exhibit 10.1 and incorporated herein by reference;

●	Letter Agreement, dated November 11, 2025, by and among the Company, and the officers and directors of the Company, a copy of which is attached as Exhibit 10.2 and incorporated herein by reference;

●	Investment Management Trust Agreement, dated as of November 11, 2025, by and between the Company and Wilmington Trust, National Association, as trustee, a copy of which is attached as Exhibit 10.3 and incorporated herein by reference;

●	Registration Rights Agreement, dated as of November 11, 2025, by and among the Company and certain security holders of the Company, a copy of which is attached as Exhibit 10.4 and incorporated herein by reference;

●	Private Placement Unit Subscription Agreement, dated November 11, 2025, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 and incorporated herein by reference;

●	Indemnification Agreement, dated as of November 11, 2025, by and among the Company and each of the officers and directors of the Company, a copy of which is attached as Exhibit 10.6 and incorporated herein by reference; and

●	Administrative Services Agreement, dated November 11, 2025, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.7 and incorporated herein by reference.

On November 13, 2025, the Company consummated the IPO, which consisted of 5,750,000 units (the “Units”), including 750,000 Units issued pursuant to the full exercise by the underwriters of their over-allotment option. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $57,500,000. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (the “Class A Ordinary Share”), and one right to receive one-sixth (1/6th) of one Class A Ordinary Share (the “Right”) of the Company.

As of November 13, 2025, a total of $57,500,000 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of November 13, 2025, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within four (4) business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated a private placement (the “Private Placement”) of an aggregate of 197,250 units (the “Private Units”) to the Sponsor, at a price of $10.00 per Private Unit, generating total proceeds of $1,972,500. Each Private Unit consisted of one Class A Ordinary Share and one Right.

The Private Units are identical to the Units sold in the IPO except with respect to certain registration rights and transfer restrictions, as described in the Registration Statement. Additionally, the Sponsor agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until after the completion of the Company’s initial business combination. The Sponsor was granted certain demand and piggyback registration rights in connection with the purchase of the Private Units and the underlying securities.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 11, 2025, in connection with the IPO, Yarona Yieh, Scott Silverman and Steven Sanders were appointed to the board of directors of the Company (the “Board”). Yarona Yieh, Scott Silverman and Steven Sanders are independent directors. Effective November 11, 2025, Yarona Yieh, Scott Silverman and Steven Sanders were appointed to the Board’s Audit Committee (Scott Silverman serving as chair of the Audit Committee); Yarona Yieh, Scott Silverman and Steven Sanders were appointed to the Board’s Compensation Committee (with Scott Silverman serving as chair of the Compensation Committee); and Yarona Yieh, Scott Silverman and Steven Sanders were appointed to the Board’s Corporate Governance and Nominating Committee (Yarona Yieh serving as chair of the Corporate Governance and Nominating Committee).

On November 11, 2025, in connection with their appointments to the Board, each of the members of the Board entered into the Letter Agreement as well as an Indemnification Agreement with the Company filed, respectively, as Exhibits 10.2 and 10.6, herewith.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events.

On November 11, 2025, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On November 13, 2025, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 11, 2025, by and between the Company and A.G.P./ Alliance Global Partners, as representative of the underwriters

3.1	Amended and Restated Memorandum and Articles of Association

4.1	Rights Agreement, dated as of November 11, 2025, by and between the Company and VStock Transfer, LLC, as rights agent

10.1	Letter Agreement, dated November 11, 2025, by and among the Company and Blueport Acquisition Corporation

10.2	Letter Agreement, dated November 11, 2025 between the Company and the officers and directors of the Company

10.3	Investment Management Trust Agreement, dated as of November 11, 2025, by and between the Company and Wilmington Trust, National Association, as trustee

10.4	Registration Rights Agreement, dated as of November 11, 2025, by and among the Company and certain security holders of the Company

10.5	Private Units Subscription Agreement, dated November 11, 2025, by and between the Company and Blueport Acquisition Corporation

10.6	Indemnification Agreement, dated as of November 11, 2025, by and between the Company and each of the officers and directors of the Company

10.7	Administration Service Agreement, dated November 11, 2025, by and between the Company and Blueport Acquisition Corporation

99.1	Press Release Dated November 11, 2025

99.2	Press Release, dated November 13, 2025

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2025

Blueport Acquisition Ltd

By:	/s/ William Rosenstadt
Name:	William Rosenstadt
Title:	Chief Executive Officer

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